Note 3 - Basic and Diluted Loss Per Common Share	9 Months Ended
Sep. 30, 2013
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

3.            Basic and Diluted Loss Per Common Share

Basic net loss per share is computed using the weighted-average number of common shares outstanding during the period. Diluted net loss per share is computed using the weighted-average number of common shares and potentially dilutive common share equivalents outstanding during the period. Potentially dilutive common share equivalents consist of convertible preferred stock, stock options and stock purchase warrants. Common share equivalents which potentially could dilute basic earnings per share in the future, and which were excluded from the computation of diluted loss per share, as the effect would be anti-dilutive, totaled approximately 10.3 million and 13.2 million shares at September 30, 2013 and 2012, respectively.